REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement is dated as of __________, 1997 by and among RCM Technologies, Inc., a Nevada corporation (the "Company"), and the Shareholders of Camelot Contractors Limited, a New Hampshire corporation, as listed on Schedule "A" attached hereto and made a part hereof (the "Holders").


                                               W I T N E S S E T H:


         WHEREAS, the Company and Holders are parties to a Stock Purchase Agreement dated as of September 25, 1997 (the "Stock Purchase Agreement") pursuant to which the Company acquired 100% of the outstanding stock of Camelot Contractors Limited (the "Acquisition");

         WHEREAS, pursuant to the Acquisition, the Holders are to receive certain shares of the Company's $.05 par value common stock (the "Common Stock");

         WHEREAS, the parties hereto desire to set forth their agreement concerning the registration under the Securities Act of 1933, as amended, of the Common Stock issued to the Holders in connection with the Acquisition.

         NOW, THEREFORE, the parties agree as follows:


                                                     AGREEMENT

         1.       Definitions.

                  (a) "Acquisition" shall mean the Acquisition by the Company of 100% of the outstanding stock of Camelot Contractors Limited pursuant to the terms of the Stock Purchase Agreement entered into on September 25, 1997.

                  (b) "Closing" shall mean that date upon which a closing of the Acquisition occurs.

                  (c) "Company" shall mean RCM Technologies, Inc.


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                  (d) "Exchange Act" shall mean the  Securities  Exchange Act of
1934.

                  (e) "Holders shall mean the former shareholders of Camelot Contractors Limited (identified on the signature page hereof) who have received shares of the Company's Common Stock pursuant to the Acquisition.

                  (f) "Restricted Stock" shall mean the Common Stock of the Company that has been issued to the Holders pursuant to the Acquisition and any additional shares of Common Stock or other equity securities of the Company issued or issuable after the date hereof in respect of any such securities (or other equity securities issued in respect thereof) by way of a stock dividend or stock split, in connection with a combination, exchange, reorganization, recapitalization or reclassification of Company securities, or pursuant to a merger, division, consolidation or other similar business transaction or combination involving the Company; provided that: as to any particular Restricted Stock, such securities shall cease to constitute Restricted Stock (i) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of thereunder, or (ii) when and to the extent such securities are permitted to be distributed pursuant to Rule 144 (or any successor provision to such Rule) under the Securities Act or are otherwise freely transferable to the public without further registration under the Securities Act, or (iii) when such securities shall have ceased to be outstanding and, in the case of clause (ii), the Company shall, if requested by the Holder or Holders thereof, have delivered to such Holder or Holders the written opinion of independent counsel to the Company to such effect.

                  (g) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any relevant time.

                  (h) "SEC" shall mean the United States Securities and Exchange Commission.

                  (i) "Trading Day" shall mean any day on which the New York Stock Exchange is open for trading.

                  Capitalized terms used in this Registration Rights Agreement and not otherwise defined herein shall have the same meaning ascribed thereto in the Merger Agreement.



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         2.       Shelf Registration.

                  (a) RCM shall prepare and file, not later than January 31, 1998, a Registration Statement with the SEC and use its best efforts to as promptly as possible have such Registration Statement declared effective for the purpose of facilitating the public resale of the Restricted Stock. The Company shall not be obligated to obtain a commitment from an underwriter relative to the sale of such Restricted Stock, whether in a public offering or private placement transaction; nor shall the Company be restricted in any manner from including the distribution, issuance or resale of any other securities within such Registration Statement.

                  (b) RCM agrees to indemnify and hold harmless the Holders in a registration, each underwriter (as defined in the Securities Act) if any, managing the offering of the securities thereunder, each person who controls the Holders or underwriter within the meaning of Section 15 of the Securities Act and/or Section 20 of the Exchange Act and each of the officers, directors, employees and agents of the foregoing in their respective capacities as such, to the fullest extent permitted by law, from and against any and all actions, suits, claims, proceedings, costs, losses, damages, judgments, amounts paid in settlement and expenses (including without limitation reasonable attorneys' fees and disbursements) to which any of them may become subject under the Securities Act or otherwise insofar as the same arise out of or are based on (i) any untrue or alleged untrue statement of any material fact contained in such Registration Statement on the effective date thereof, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereof,
(ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by RCM of any federal or state law, rule or regulation applicable to RCM and relating to action required of or inaction by RCM in connection with any such registration.

         3.       Registration Procedures.  The Company shall:

                  (a) prepare and file with the Commission a Registration Statement with respect to the Restricted Stock and use its best efforts to cause such Registration Statement to become effective as promptly as possible and to remain effective until all the Restricted Stock has been sold pursuant thereto;

                  (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in Subparagraph (a) above, and to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such Registration Statement in accordance with the

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Holders' intended method of disposition set forth in such
Registration Statement for such period;

                  (c) furnish to each Holder and to each underwriter, if any, such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus), as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such Registration Statement;

                  (d) use its best efforts to register or qualify the Restricted Stock covered by such Registration Statement under the securities or blue sky laws of such jurisdiction as the Holder shall reasonably request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                  (e) immediately notify each Holder under such Registration Statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made;

                  (f) make available for inspection by each Holder, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement;

                  (g) For purposes of Subparagraphs 3(a) and 3(b) above, the period of distribution of Restricted Stock shall be deemed to extend until (A) in an underwritten public offering of all of the Restricted Stock, each underwriter has completed the distribution of all securities purchased by it; and (B) in any other registration all shares of Restricted Stock covered thereby shall have been sold;

                  (h) if the Common Stock of the Company is listed on any securities exchange or automated quotation system, the Company shall use its best efforts to list (with the listing application being made at the time of the filing of such Registration Statement or as soon thereafter as is reasonably practicable) the Restricted

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Stock covered by such Registration Statement on such exchange or automated quotation system;

                  (i) enter into normal and customary underwriting arrangements or an underwriting agreement and take all other reasonable and customary actions if the Holders sell their shares of Restricted Stock pursuant to an underwriting (however, in no event shall the Company, in connection with such underwriting, be required to undertake any special audit of a fiscal period in which an audit is normally not required);

                  (j) notify the Holders if there are any amendments to the Registration Statement, any requests by the SEC to supplement or amend the
Registration  Statement,  or of any  threat  by  the  SEC  or  state  securities commission to undertake a stop order with respect to sales under the Registration Statement; and

                  (k) cooperate in the timely removal of any restrictive legends from the shares of Restricted Stock in connection with the resale of such shares covered by an effective Registration Statement.

         4.       Expenses.

                  (a) For the purposes of this paragraph 5, the term "Registration Expenses" shall mean: all expenses incurred by the Company in complying with paragraph 2 of this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, "blue sky" fees, fees of the National Association of Securities Dealers, Inc. ("NASD"), fees and expenses of listing shares of Restricted Stock on any securities exchange or automated quotation system on which the Company's shares are listed and fees of transfer agents and registrars. The term "Selling Expenses" shall mean: all underwriting discounts and selling commissions applicable to the sale of Restricted Stock and all accountable or non-accountable expenses paid to any underwriter in respect of the sale of Restricted Stock.

                  (b) Except as otherwise provided herein, the Company will pay all Registration Expenses in connection with the Registration Statement filed pursuant to paragraph 2 of this Agreement. All Selling Expenses in connection with any Registration Statement filed pursuant to paragraph 2 of this Agreement shall be borne by the participating Holders in proportion to the number of shares sold by each, or by such persons other than the Company (except to the extent the Company may be a seller) as they may agree.

         5.       Obligations of Holder.

                  (a) In connection with each registration hereunder, each selling Holder will furnish to the Company in writing such

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information  with respect to such seller and the securities held by such seller, and the proposed distribution by them as shall be reasonably requested by the Company in order to assure compliance with federal and applicable state securities laws, as a condition precedent to including such seller's Restricted Stock in the Registration Statement. Each selling Holder also shall agree to promptly notify the Company of any changes in such information included in the Registration Statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances in which they were made.

                  (b) In connection with each registration pursuant to paragraph 2 of this Agreement, the Holders included therein will not effect sales thereof until notified by the Company of the effectiveness of the Registration Statement, and thereafter will suspend such sales after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a Registration Statement or prospectus.

         6.       Obligation of Company.

                  Notwithstanding anything to the contrary contained herein, the Company's obligation in paragraph 2 above shall extend only to the inclusion of the Restricted Stock in a registration statement filed under the Securities Act. The Company shall have no obligation to assure the terms and conditions of distribution, to obtain a commitment from an underwriter relative to the sale of the Restricted Stock or to otherwise assume any responsibility for the manner, price or terms of the distribution of the Restricted Stock.

         7.       Information Blackout.

                  (a) At any time when a registration statement effected pursuant to paragraph 2 relating to Restricted Stock is effective, upon written notice from the Company to the Holders that the Company has determined in good faith that sale of Restricted Stock pursuant to the registration statement would require disclosure of non-public material information, all Holders shall suspend sales of Restricted Stock pursuant to such Registration Statement until the earlier of:

                           (i) thirty (30) days after the Company makes such
good faith determination, and

                           (ii) such time as the Company notifies the Holders
that such material information has been disclosed to the public or has ceased to be material or that sales pursuant to such registration statement may otherwise be resumed.


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         8.       Indemnification.

                  (a) The Company agrees to indemnify, to the extent permitted by law, each Holder of Restricted Stock, its officers and directors and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished to the Company by such Holder for use therein or by such Holder's failure to deliver a copy of the registration statement or prospectus or an amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall provide reasonable and customary indemnification to such underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders of Restricted Stock.

                  (b) In connection with any registration statement in which a Holder of Restricted Stock is participating, each such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished by such Holder; provided that the obligation to indemnify shall be individual, not joint and several, for each Holder and shall be limited to the net amount of proceeds received by such Holder from the sale of Restricted Stock pursuant to such registration statement.

                  (c) Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of

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interest  between  such  indemnified  and  indemnifying  parties  may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director on controlling person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

         9.       Miscellaneous Provisions.

                  (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

                  (b) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holders.

                  (d) Notices. All communications under this Agreement shall be sufficiently given if delivered by hand or by overnight courier or mailed by registered or certified mail, postage prepaid, addressed,








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                           (i)      if to the Company, to:

                                            Mr. Leon Kopyt
                                            Chief Executive Officer
                                            RCM Technologies, Inc.
                                            2500 McClellan Avenue, Suite 350
                                            Pennsauken, New Jersey 08109-4613
                                            Telephone No.: (609) 486-1777
                                            Telecopy No. : (609) 488-8833

                                    With a copy to:

                                            Norman S. Berson, Esquire
                                            Fineman & Bach, P.C.
                                            1608 Walnut Street
                                            19th Floor
                                            Philadelphia, PA 19103
                                            Telephone No.: (215) 893-8710
                                            Telecopy No. : (215) 893-8719


                           (ii)     If to the Holders, to

                                            Angela Trotman
                                            18 Parrish Hill Drive
                                            Nashua, NH 03063

                                            Amarly Corporation
                                            172 Amherst Road, Suite 21
                                            Bedford, NH 03110

                                            Michael D. O'Keefe
                                            12 Cambridge Road
                                            Bedford NH 03110

                                            Richard E. Serodio
                                            5 Camelot Drive
                                            Bedford, NH 03110

or, at such other address as any of the parties shall have furnished in writing to the other parties hereto.

                  (e) Successors and Assigns; Holders as Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns, and the agreements of the Company herein shall inure to the benefit of all Holders and their respective successors and assigns.

                  (f)  Headings.   The  headings  in  this   Agreement  are  for
convenience of reference only and shall not limit or otherwise affect the meaning thereof.


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                  (g) Restrictions on Transfer.  Notwithstanding anything to the contrary contained in this Agreement, none of the rights granted to the Holder shall be assignable or transferable by such Holder without the written consent of the Company, nor shall any of such rights inure to the benefit of any transferee, assignee or subsequent holder of record of the Restricted Stock.

                  (h) Entire Agreement; Survival; Termination. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.


RCM TECHNOLOGIES, INC.


                                       By:
                                      Name:
                                     Title:



ANGELA TROTMAN


AMARLY CORPORATION


                                       By:
                                      Name:
                                     Title:



MICHAEL D. O'KEEFE



RICHARD E. SERODIO



RICHARD E. STEVENS

[NSB\CAMELOT REGISTRATION RIGHTS AGREEMENT]

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                                                    SCHEDULE A


List of Shareholders of Camelot Contractors Limited

                  Angela Trotman
                  Amarly Corporation
                  Michael D. O'Keefe
                  Richard E. Serodio
                  a/k/a Richard E. Stevens

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